Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
25. Subsequent Events
For its consolidated financial statements as of and for the year ended December 31, 2019, the Company evaluated subsequent events through June 1, 2020, the date on which those financial statements were issued, and, with respect to the stock split described below, through September 8, 2020.
Stock Loans
The Company entered into additional secured promissory notes with the Company’s Chief Financial Officer in the amount of $497 at stated interest rates of
1.5%-1.6%
per year, compounded annually. These loans were to fund the taxes associated with the restricted stock units and are collateralized by all of the capital stock of the Company that the employee owned or would own in the future and the employees’ personal assets. The loans outstanding will be repaid at the earlier of the contractually stated term of one year from the date it was signed or immediately prior to issuance of an initial public offering.
Issuance of Preferred Stock
In the first quarter of 2020, the Company issued 170,000 shares of Series C preferred stock to various investors at a per share price of $75 resulting in gross proceeds of $12,750.
In the second quarter of 2020, the Company issued 1,342,750 shares of Series C preferred stock to various investors at a per share price of $100 resulting in gross proceeds of $134,275.
Stock Split
On August 28, 2020 the Company effected an
8.8-for-1.0
stock split of its issued and outstanding shares of common stock and a proportional adjustment to the existing conversion ratios for each series of the Company’s Preferred Stock (see Note 16). The corresponding number of shares and exercise prices related to stock options and RSUs were also adjusted. The impact of the stock split has been applied retrospectively to all periods presented.